UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  July 18, 2006
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                             Tompkins Trustco, Inc.
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             (Exact name of registrant as specified in its charter)


          New York                   1-12709                  16-1482357
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(State or other jurisdiction       (Commission               (IRS Employer
      of incorporation)            File Number)            Identification No.)


The Commons, PO Box 460, Ithaca, New York                         14851
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(Address of Principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code     (607) 273-3210
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 2.02   Results of Operations and Financial Condition

         On July 19, 2006, the Company issued a press release announcing its earnings for the calendar quarter ended June 30, 2006. A copy of the press release is attached to this Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.


Item 8.01   Other Events

         On July 19, 2006 Tompkins Trustco, Inc. the Company issued a press announcing that on July 18, 2006, its Board of Directors approved payment of a regular quarterly cash dividend of $0.30 per share, payable on August 15, 2006, to common shareholders of record on August 3, 2006. The current dividend represents a 9.9% increase over the $0.273 cash dividend paid in the second quarter of 2006 (adjusted for 10% stock dividend paid on May 15, 2006). A copy of the press release is attached to this Report on Form 8-K as Exhibit 99.2 and is incorporated herein by reference.


Item 9.01   Financial Statements and Exhibits

(a)   Not applicable.

(b)   Not applicable.

(c)   Not applicable.

(d)   Exhibits.

      Exhibit No.       Description
      -----------       -----------

         99.1           Press Release of Tompkins Trustco, Inc. dated July 19,
                        2006

         99.2           Press Release of Tompkins Trustco, Inc. dated July 19,
                        2006


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       TOMPKINS TRUSTCO, INC.


Date:  July 19, 2006                   By: /s/ JAMES J. BYRNES
                                           -------------------------------------
                                           James J. Byrnes
                                           Chairman and CEO

                                INDEX TO EXHIBITS

EXHIBIT
NUMBER     EXHIBIT DESCRIPTION                                            PAGE
------     -------------------                                            ----

 99.1      Press Release of Tompkins Trustco, Inc. dated July 19, 2006      4
 99.2      Press Release of Tompkins Trustco, Inc. dated July 19, 2006     12



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